Financial Earnings Results

First Quarter 2024

April 22, 2024

Cathay General Bancorp

Forward Looking Statements

This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the "Company," "we," "us," or "our") within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are "forward-looking statements" and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events and the impact they may have on us, our clients and our operations, assets and liabilities; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; environmental liabilities; our ability to generate anticipated returns from our investments and/or financings in certain tax advantaged-projects; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises and geopolitical events; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to the expanding use of technology in banking; adverse results in legal proceedings; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; capital level requirements and successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; and the soundness of other financial institutions.

For a discussion of these and other risks that may cause actual results to differ from expectations, please see our Annual Report on Form 10-K (at Item 1A in particular) for the year ended December 31, 2023, and all subsequent reports and filings we make with the Securities and Exchange Commission under the applicable provisions of the Securities Exchange Act of 1934. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is first made and, except as required by law, we undertake no obligation to update or review any forward-looking statements to reflect circumstances, developments or events occurring after the date on which the statement is first made or to reflect the occurrence of unanticipated events.

Financial Highlights 1Q 2024

Profitability: Return on Assets & Equity



ROAA
ROAE
15.39%
14.47%
12.36%
12.21%
10.40%
1.76%
1.67%
1.42%
1.40%
1.23%
1Q23
2Q23
3Q23
4Q23
1Q24

Return on Tangible Equity *



17.80%
16.85%
14.62%
14.04%
11.95%
1Q23
2Q23
3Q23
4Q23
1Q24

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Quarterly Results Ending March 31, 2024

$71.4mn
Net Income

$0.98
Diluted EPS

$175.2mn
Total Revenue

$19.4bn
Total Loans

$19.8bn
Total Deposits

53.22%
Efficiency Ratio

Pre-Tax Pre-Provision Income Ratio ($m)



PTPP Income
PTPP Ratio
$139
$134
$123
$121
$96
2.52%
2.38%
2.13%
2.07%
1.64%
1Q23
2Q23
3Q23
4Q23
1Q24

Pre-Tax Pre-Provision, Pre-Tax Credit Amortization, and Pre-Acquisition Expense ("PTPP") Income Ratio calculation based on annualized PTPP Income divided by total average assets.

Summary Balance Sheets

$mn, except per share data		3.31.24		12.31.23		QoQ Change
Cash equivalents & ST investments	$	1,176	$	829	$	347
AFS debt securities		1,653		1,605		49
Gross loans, net of discounts	$	19,418	$	19,537	$	(120)
Allowance for credit losses		(155)		(155)		(0)
Net Loans	**$**	**19,263**	**$**	**19,383**	**$**	**(120)**
Other assets		1,312		1,265		47
Total Assets	**$**	**23,405**	**$**	**23,082**	**$**	**323**
Customer deposits	$	19,846	$	19,325		521
FHLB borrowings		265		540		(275)
Debt		137		135		2
Other Liabilities		379		345		34
Total Liabilities	**$**	**20,627**	**$**	**20,345**	**$**	**282**
Total Stockholders' Equity	**$**	**2,778**	**$**	**2,737**	**$**	**41**

Note: Information as of 3.31.24 is unaudited.

Net Loans-to-Deposit Ratio (end of period (EOP))


97%
98%
96%
100%
97%
3.31.23
6.30.23
9.30.23
12.31.23
3.31.24

Cathay General Bancorp

Loan Composition

Total Loan Portfolio ($bn)



Construction
2%
Residential
Mortgage*
31%
$19.4bn
Total Loans
Total CRE
51%
C & I
16%

- **Total CRE** $9.8bn
- **Residential Mortgage*** $6.1bn
- **C & I Loans** $3.1bn
- **Construction Loans** $0.4bn

Average Loan Growth – QoQ Annualized ($bn)



$18.2
+15.6%
$19.0
+0.1%
$19.0
+8.2%
$19.3
+3.5%
$19.5
$0.6
$0.5
$0.5
$0.5
$0.4
$3.2
$3.3
$3.2
$3.2
$3.2
$5.6
$5.9
$5.9
$6.0
$6.1
$8.8
$9.3
$9.4
$9.6
$9.8
1Q23
2Q23
3Q23
4Q23
1Q24
Total CRE
Residential Mortgage*
C & I
Construction

* Residential Mortgage includes equity lines, installment and other loans.

Loan Yields


Average Loan Yield by Type (in bps)
1Q23
2Q23
3Q23
4Q23
1Q24
581
593
613
621
624
Total Loans
10% fixed rate
89% float rate
778
790
840
847
849
C & I
31% fixed rate
25% float rate
458
477
496
514
531
Residential Mortgage
39% fixed rate
21% float rate
560
575
595
598
593
CRE


Fix Rate & Hybrid in Fixed Rate Period (% of total loans)
61%
61%
63%
63%
64%*
1Q23
2Q23
3Q23
4Q23
1Q24

* Excludes fixed to float interest rate swaps of 4%.


Loan Portfolio By Index Rate
as of 3.31.24
Other
6%
Prime
13%
Fixed Rate
30%
SOFR
17%
Hybrid in Fixed
Rate Period
34%
Total Fixed Rate and
Hybrid in Fixed Period:
64%

Commercial Real Estate Portfolio

CRE Portfolio Breakdown



Construction 2%
Residential Mortgage* 31%
$19.4bn
Total Loans
Total CRE 51%
C & I 16%
Residential 18%
Retail 12%
Office 8%
Warehouse 6%
industrial 3%
hotel /motel 2%
special use 1%
restaurant 1%
land 0.35%
theater 0.11%
Total CRE
$9.8bn
51% of total loans

Of $9.8bn in total CRE loans, it included a notional amount of $775mn of interest rate swaps or 4% of total loans.

* Residential Mortgage includes equity lines, installment and other loans.

CRE Geographic Distribution



NY 34%
$9.8bn
Total CRE
CA 47%
Other 9%
TX 5%
IL 3%
WA 2%

Total CRE Concentration



288%
282%
289%
292%
287%
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024
400% internal threshold
300% regulatory threshold
CRE /Total Capital

Commercial Real Estate Portfolio (cont'd)

Total CRE LTV Distribution



40% to 50%
23%
50% to 60%
31%
30% to 40%
13%
$9.8bn
Total CRE
under 30%
10%
Over 70%
2%
60% to 70%
21%

Total CRE LTV and Size by Property Type

	Total CRE Loan Portfolio ($mn)	Avg. Loan Size ($mn)	Total CRE Weighted Avg. LTV
Residental	$3,406	$1.3	54%
Retail	$2,342	$2.1	50%
Office	$1,513	$2.1	48%
Warehouse	$1,189	$2.7	46%
Industrial	$560	$2.7	49%
Hotel / Motel	$313	$5.6	45%
Special Use	$248	$2.3	46%
Restaurant	$161	$0.9	44%
Land	$68	$3.2	37%
Theater	$22	$7.3	61%
Total CRE	**$9,822**	**$1.8**	**50%**

Selected CRE and Construction Loan Portfolios

Residential CRE Portfolio

% based on $3.4bn loans outstanding



5+ Multi-Family 39%
Commercial Units 40%
2-4 Unit Residence 16%
Single Family Residence 5%



54%
LTV Weighted Average
CA 37%
NY 48%
WA 5%
TX 4%
IL 2%
Other 4%

Retail CRE Portfolio

% based on $2.3bn loans outstanding



Retail Store/Building 30%
Retail/Mix Use 26%
Neighborhood Center 23%
Strip Mall 11%
Shopping Center 9%
Other 1%



50%
LTV Weighted Average
NY 25%
CA 51%
TX 8%
NV 4%
IL 4%
MA 1%
Other 7%

Construction Portfolio

% based on $0.4bn loans outstanding



Multi-Family Residential 87%
Office & Commercial Condominium 5%
Single Family Residential 4%
Warehouse 2%
Retail 2%



55%
LTV Weighted Average
CA 69%
NY 23%
Other 8%

CRE Office Portfolio

Office CRE Portfolio

% based on $1.5bn loans outstanding


Office Building
34%
Office Condominium
28%
Office / Retail Stores
24%
Medical Office
7%
Office / Mixed Use
7%


NY
34%
CA
48%
48%
LTV Weighted Average
HK 7%
WA 3%
IL 2%
Other 6%

Office CRE Distribution

Property Type	Office CRE Loan Portfolio ($mn)	Total CRE Weighted Avg. LTV ($mn)
Office Building	$511	47%
Office Condominium	$419	47%
Office / Retail Stores	$370	33%
Medical Office	$108	46%
Office / Mixed Use	$104	42%
Total Office CRE	**$1,513**	
Avg. Outstanding Size	**$2.1**	
Avg. Property Size (sq ft)	**13,499**	

Office CRE Collateral Distribution ($mn)


Urban
$966
Suburban
$496
Central Business District
$51

Central Business District (CBD) – Central Business/Financial Centers (mainly city downtowns)
Urban – City and metropolitan areas
Suburban – Outside of the city/metropolitan area

Cathay General Bancorp

Residential Mortgage Portfolio

Resi. Mortgage Geographic Distribution



NY
37%
$6.1bn
Residential
Mortgage*
CA
50%
WA 4%
TX 3%
NJ 2%
Other 4%

Single-Family Resi. LTV Distribution



>50% to 55%
10%
50% or Under
34%
> 55% to 60%
16%
54%
LTV Weighted
Average
$418,731
Outstanding Size
Average
Over 60%
40%

* Residential Mortgage includes equity lines, installment and other loans.

Asset Quality Metrics

ALLL Composition ($mn)



CRE
C & I
Residential Mortgage
Construction
Total ALLL
Reserve Rate
$145
$11
$18
$46
$70
$155
$13
$18
$51
$74
$155
$15
$20
$43
$76
$155
$8
$18
$54
$74
$155
$9
$18
$51
$77
0.80%*
2.23%
0.29%
1.64%
0.78%
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024

* Excluding residential mortgage portfolio, the total reserve rate would be 1.02%.

Reserves and Net Charge-Offs (%)



ALLL / Gross Loans
NCOs/Avg Loans (annualized)
0.79%
0.82%
0.81%
0.79%
0.80%
0.11%
0.04%
0.14%
0.09%
0.02%
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024

Classified Loans Ratio ($mn)



Special Mention
Classified Loans
Classified Loans/Total Gross Loans
$240
$251
1.31%
$193
$260
1.02%
$202
$278
1.06%
$200
$308
1.02%
$244
$249
1.26%
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024

Classified Loans are loans classified as substandard and doubtful.

Non-Performing Assets Ratio ($mn)



Non-accrual Loans
OREO
NPA/Total Assets
$4
$74
0.35%
$4
$69
0.32%
$14
$77
0.40%
$19
$67
0.37%
$19
$98
0.50%
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024

Non-Performing Assets (NPA) = Non-accrual Loans + OREO

Deposit Mix

Total Deposits ($bn)


MMA
16%
IB Checking & Savings
17%
$19.8bn
Total Deposits
DDA
16%
Time
51%

Average Deposit Growth – QoQ Annualized ($bn)


Time
DDA
MMA
IB Checking & Savings
$18.9
$18.9
$19.3
$19.6
$19.5
+1%
+9%
+5%
-1%
$3.3
$3.4
$3.6
$3.6
$3.4
$3.4
$3.0
$3.0
$3.2
$3.1
$4.0
$3.7
$3.6
$3.6
$3.3
$8.2
$8.8
$9.1
$9.2
$9.7
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024

Total Uninsured Deposits ($bn)


Uninsured Deposits
Collateralized Deposits
Uninsured Deposits Net of Collateralized Deposits/Total Deposits
$8.7
$8.4
$9.0
$8.7
$8.8
42.6%
39.2%
41.7%
40.9%
40.7%
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024

Average Cost of Deposits by Type (bps)


1Q23
2Q23
3Q23
4Q23
1Q24
189
235
263
286
314
240
291
323
350
378
316
364
391
421
453
205
255
298
333
353
112
157
198
214
219
Total Deposit
IB Deposit
Time
MMA
IB Checking

Summary Income Statements

$mn, except per share data		3.31.24		12.31.23		$ Change	% Change
Net Interest Income	**$**	**168.6**	**$**	**182.1**	**$**	**(13.6)**	**(7.4)%**
Noninterest income		15.6		14.2		1.5	10.5%
Net (losses) / Gains from equity securities		(9.0)		9.0		(18.0)	(200.9)%
Total Noninterest Income		**6.6**		**23.1**		**(16.5)**	**(71.4)%**
Noninterest expense		75.6		72.0		3.7	5.1%
amortization of tax credit and other investment plus core deposit intangibles and FDIC special assessment		17.6		38.5		(20.9)	(54.3)%
Total Noninterest Expense	**$**	**93.2**	**$**	**110.5**	**$**	**(17.3)**	**(15.6)%**
Provision for credit losses		1.9		1.7		0.2	10.3%
Income tax expense		8.6		10.5		(1.9)	(17.9)%
Net Income	**$**	**71.4**	**$**	**82.5**	**$**	**(11.1)**	**(13.4)%**
Diluted EPS	**$**	**0.98**	**$**	**1.13**	**$**	**(0.15)**	(13.5)%
Weighted avg. diluted shares (in millions)		73.0		72.9		0.1	0.1%

Note: Information for quarter ending 3.31.24 is unaudited. Totals may not foot due to rounding.

Loan Yields, Deposit Costs and Net Interest Income

Average Loan Yield vs Prime Rate and 1M SOFR



Avg. Loan Yield
Avg. Prime Rate
1M SOFR Rate
7.69%
8.16%
8.43%
8.50%
8.50%
5.81%
5.93%
6.13%
6.21%
6.24%
4.42%
4.92%
5.20%
5.33%
5.33%
1Q23
2Q23
3Q23
4Q23
1Q24

Average Cost of Deposits vs Fed Funds Rate



Avg. Cost of Total Deposit (in bps)
Avg. Cost of IB Deposit (in bps)
Avg. Fed Funds Rate
4.52%
4.99%
5.26%
5.33%
5.33%
189
240
235
291
263
323
286
350
314
378
1Q23
2Q23
3Q23
4Q23
1Q24

Net Interest Income and Net Interest Margin



NII ($mn)
NIM
Avg. Fed Funds Rate
$192
$182
$186
$182
$169
4.52%
4.99%
5.26%
5.33%
5.33%
3.74%
3.44%
3.38%
3.27%
3.05%
1Q23
2Q23
3Q23
4Q23
1Q24

Net Interest Income Growth ($mn)



$192
$182
$186
$182
$169
-5.7%
+2.3%
-1.9%
-7.4%
1Q23
2Q23
3Q23
4Q23
1Q24

Non-Interest Income

Non-Interest Income* ($mn)



other operating income
wealth management fees
letter of credit commissions
deposit account fees
$12.4
$1.8
$1.6
$3.9
$5.1
$12.4
$1.6
$1.7
$3.6
$5.5
$14.1
$1.5
$1.7
$5.2
$5.7
$14.1
$1.4
$1.7
$4.8
$6.2
$14.5
$1.6
$1.7
$5.6
$5.6
1Q23
2Q23
3Q23
4Q23
1Q24

* Non-interest income excludes net gains/(losses) from equity securities.

($mn)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024
Non-interest income, before net gains/(losses) from equity securities					
Non-interest income*	$12.4	$12.4	$14.1	$14.1	$14.5
net gains/(losses) from equity securities	$4.8	$10.7	($6.2)	$9.0	($9.0)
net gains/(losses) from investment securities	($3.0)	$0.0	$0.0	$0.0	$1.1
Total Non-interest Income	$14.2	$23.1	$7.8	$23.1	$6.6

Operating Expense & Efficiency

Core Noninterest Expense* ($mn)


$67.3
$70.4
$70.1
$72.0
$75.4
$5.0
$3.2
$7.4
$5.5
$8.0
$38.2
$8.0
$3.0
$8.9
$5.5
$7.9
$37.1
$6.5
$3.1
$7.9
$5.8
$8.0
$38.8
$6.8
$3.1
$8.3
$5.4
$8.3
$40.1
$6.6
$3.2
$7.0
$6.0
$9.0
$43.6
1Q23
2Q23
3Q23
4Q23
1Q24
salaries and employee benefits
computer and data processing
occupancy
professional services
FDIC and State assessments
other operating expense

* Core noninterest expense excludes amortization of investment in low income housing and alternative energy partnerships, core deposit premium, other real estate owned, and acquisition cost. Core efficiency ratio is based on core noninterest expense.

Core Noninterest Expense* & Efficiency Ratio* ($mn)


Noninterest Expense*
Efficiency Ratio*
$67.3
$70.4
$70.1
$72.0
$75.4
32.6%
34.4%
36.2%
35.1%
43.0%
1Q23
2Q23
3Q23
4Q23
1Q24

($mn)	1Q2023	2Q2023	3Q2023	4Q2023	1Q2024
Core noninterest expense, before amortization and other real estate owned					
Core noninterest expense*	$67.3	$70.4	$70.1	$72.0	$75.4
Amortization in investment in low income housing	$9.1	$11.6	$7.9	$10.2	$8.2
Amortization in alternative energy partnerships	$6.5	$10.2	$15.3	$15.9	$6.3
Other real estate owned & CDF	$0.3	$0.6	$0.7	$0.4	$0.6
Restructuring costs	-	-	-	0.7	-
FDIC special assessment	n/a	n/a	n/a	11.3	2.9
Total Noninterest Expense	$83.2	$92.8	$94.0	$110.5	$93.2

Strong Capital Ratios

Key Capital Ratios (%)



13.08%
13.08%
14.55%
10.71%
7.00%
8.50%
10.50%
5.00%
CET 1 capital ratio
Tier 1 risk-based capital
Total risk-based capital
Tier 1 leverage capital ratio
regulatory requirement under Basel III
CATY at 3.31.24

Highlights

- **Capital Ratio** well above regulatory standards that continues to place Cathay in the "well capitalized" category, calculated under the Basel III capital rules.
- **Book Value Per Common Share is** $38.22 as of 3.31.24: +1.49% compared to 12.31.23 and +8.83% YoY.
- **Tangible Book Value* Per Common Share is** $32.99 as of 3.31.24: +1.73% compared to 12.31.24 and +7.88% YoY.
- **Capital Return on Shareholder** common stock dividend: $0.34/share quarterly, or $1.36/share annualized.

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Management Guidance Full Year 2024

	Full Year 2024 Guidance	Prior Outlook	Full Year 2023 Actual
Loans, end of period	• Estimated growth rate 3% to 4%.	• Estimated growth rate 4% to 5%.	$19.5 billion +7.1% YoY
Deposits	• Estimated growth rate 4% to 5%.	• Estimated growth rate 4% to 5%.	$19.3 billion +4.4% YoY
Core Noninterest Expense	• Estimated growth rate 3.0% to 3.5%.	• Estimated growth rate 3.0% to 3.5%.	$279.8 million +9.6% YoY
NIM	• Estimated to range between 3.05% and 3.15%. • Expect first rate cut in September and second in December.	• Estimated to range between 3.15% and 3.25%. • Expected three rate cuts in June, September, and December.	3.45%
Tax Rate	• Effective tax rate for 2024 estimated between 12.0% and 13.0%. • Solar amortization estimated to be $32.5 million for 2024; $8.0 million in Q2 and $9.0 million each in Q3 and Q4.	• Effective tax rate for 2024 estimated between 20.0% and 21.0%. • Solar amortization estimated to be $6.5 million for 2024; $6.0 million in Q1 and $0.5 in Q2.	• Effective tax rate for the full year was 12.25%. • Solar amortization was $47.9 million.

The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of the date of this presentation. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding "forward-looking statements" included in this presentation when considering this information.

Appendix

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information ($ in thousands) (unaudited)

We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, we have included them below for discussion.

		March 31, 2024	December 31, 2023	March 31, 2023
			(in thousands) (Unaudited)	
Stockholders' equity	(a)	$ 2,778,072	$ 2,736,575	$ 2,542,339
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(4,131)	(4,461)	(5,564)
Tangible equity	(b)	$ 2,398,245	$ 2,356,418	$ 2,161,079
Total assets	(c)	$ 23,404,803	$ 23,081,534	$ 22,031,601
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(4,131)	(4,461)	(5,564)
Tangible assets	(d)	$ 23,024,976	$ 22,701,377	$ 21,650,341
Number of common shares outstanding	(e)	72,688,191	72,668,927	72,390,694
Total stockholders' equity to total assets ratio	(a)/(c)	11.87%	11.86%	11.54%
Tangible equity to tangible assets ratio	(b)/(d)	10.42%	10.38%	9.98%
Tangible book value per share	(b)/(e)	$ 32.99	$ 32.43	$ 29.85

		Three Months Ended		
		March 31, 2024	December 31, 2023	March 31, 2023
			(in thousands) (Unaudited)	
Net Income		$ 71,435	$ 82,526	$ 96,007
Add: Amortization of other intangibles		330	262	192
Tax effect of amortization adjustments [2]		(98)	(78)	(57)
Tangible net income	(f)	$ 71,667	$ 82,710	$ 96,142
Return on tangible common equity [3]	(f)/(b)	11.95%	14.04%	17.80%

[1] Includes core deposit intangibles and mortgage servicing
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Cathay General Bancorp